SUBSEQUENT EVENTS	6 Months Ended	12 Months Ended
	Jun. 30, 2011	Dec. 31, 2010
SUBSEQUENT EVENTS
10.  SUBSEQUENT EVENTS

Effective July 1, 2011, CUI Global entered into an agreement to divest the 49% ownership of Comex Electronics as of July 1, 2011 for $617,975 in the form of a five year note receivable, payable monthly beginning January 2012, with 4% interest per annum.  CUI Global will continue to maintain its 100% ownership of CUI Japan.

In July 2011, a CUI Global officer provided a short term convertible loan of $35,000 to the Company which accrues interest at 6% per annum, convertible at $0.17 per common share.

16.           SUBSEQUENT EVENTS
         Management has reviewed for subsequent events and identified the following:

On January 6, 2011, the 50,000 issuable shares listed on the balance sheet as of December 31, 2010 were issued.

On or about January 10, 2011, in the ordinary course of business, the Company entered into a sales representative agreement with a sales representative firm in Massachusetts to represent CUI products, for which the firm will receive commissions based on sales activity.

On February 7 and 10, 2011, two former employees completed cashless exercises of their options for which 8,076 shares of common stock were issued.  The Company did not receive funds from these options exercises as they were cashless.

On February 10, 2011, Comex Electronics secured a short term loan with 82 Bank for approximately $84,000 bearing annual interest at 2.70%.

On March 7, 2011, notice was received from the Patent and Trademark Office of allowance of patent for a solar heat transfer apparatus.

On March 11, 2011, 178,723 shares of common stock were issued, when earned, pursuant to a consultant agreement discussed more thoroughly in Note 8.  Commitments and Contingencies, Consultant Agreements.  The shares were priced $0.235 per share based on the ten day trailing average closing price at the time of the issuance in accordance with the consulting agreement.

Following the March 11, 2011 earthquake and tsunami in Japan, CUI Global, Inc. has no reports of injured or missing employees and its Japanese facilities remain intact and undamaged.  CUI Global is analyzing the broader effects on its industries and its business.  While Comex and its Japanese operations are a relatively small component of CUI Global, Inc.’s total revenue, Japan is a large supplier to the global market for semiconductors and other components.  The electronics industry, as well as many other industries, source components from Japan.  It is most likely that the events in Japan will affect supply of components, but it is too early to say to what extent.  Business continuity plans and work to assess the impact, if any, on CUI Global, Inc. and mitigation activities has been ongoing since the event took place.  We will continue to closely monitor the situation in Japan to take further action where necessary.  It is, however, too early to draw any further conclusions as the situation is still developing.

On or about March 18, 2011, in the ordinary course of business, the Company entered into a contract manufacturing agreement for the manufacture of the GasPT2 devices.  The manufacturer is to be compensated for products, assembly charges and all other aspects of the services required in connection with orders placed by CUI.